UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Daylight Time, on Tuesday, June 10, 2014, at the offices of Duane Morris LLP, located at 1540 Broadway, New York, New York 10036. The following three proposals were submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	To elect eight directors, each to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or retirement;

2.	To approve the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan; and

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The total number of the Company’s securities entitled to vote at the Annual Meeting were: 15,255,509 shares of the Company’s common stock and 4,983,557 shares of the Company’s Series E Voting Non-Convertible Preferred Stock (the “Series E Preferred Shares”). The Company’s common stock and the Series E Preferred Shares vote together on all matters. Of the combined common stock and Series E Preferred Shares, 18,512,275 shares, or 91.47%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1. Each of the eight nominee directors was elected to the Company’s Board of Directors, each to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or retirement. The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes

Daniel G. Cohen	10,618,606	357,745	7,535,924

Thomas P. Costello	10,638,023	338,328	7,535,924

G. Steven Dawson	10,773,300	203,051	7,535,924

Jack J. DiMaio, Jr.	10,852,955	123,396	7,535,924

Joseph M. Donovan	10,644,614	331,737	7,535,924

Jack Haraburda	10,644,144	332,207	7,535,924

Christopher Ricciardi	10,712,979	263,372	7,535,924

Neil S. Subin	10,644,552	331,799	7,535,924

2. The Company’s stockholders approved the Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan. The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote

10,125,647	769,351	81,353	7,535,924

3. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain

17,951,874	320,918	239,483

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: June 10, 2014	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr.
Executive Vice President, Chief Financial Officer and Treasurer